Exhibit 99.1
Stock Code: 688082    Stock Abbreviation: ACM Shanghai    Announcement No.: 2026-005

ACM Research (Shanghai), Inc.
Report on Results of Shareholder Inquiry-Based Transfer and Indicative Announcement on Change in Equity by Shareholders Holding 5% or More of Shares Reaching an Integer Multiple of 1%

ACM RESEARCH, INC. (hereinafter referred to as “ACMR US” or the “Transferor”) warrants that the information provided to ACM Research (Shanghai), Inc. (hereinafter referred to as the “Company” or “ACM Shanghai”) contains no false records, misleading statements or material omissions, and is legally liable for its authenticity, accuracy and completeness thereof in accordance with the law.
ACM Shanghai and all members of its Board of Directors hereby warrant that the content of this announcement is consistent with the information provided by the person subject to disclosure obligations.

Important Notice:
The price of the Inquiry-Based Transfer is RMB 160.00 per share, with a total of 4,801,648 shares being transferred.
ACMR US, the controlling shareholder of ACM Shanghai, participated in the Inquiry-Based Transfer. ACMR US is a company controlled by HUI WANG, the actual controller and Chairman of ACM Shanghai, and the Transferor in the Inquiry-Based Transfer is acting in concert with HUI WANG and Jian Wang, a Director and General Manager of ACM Shanghai.
ACM Shanghai has no operational risks that should be disclosed but have not been disclosed, nor does it have any other material matters that should be disclosed but have not been disclosed, under Section 2 of Chapter 8 of the Rules Governing the Listing of Stocks on the STAR Market of Shanghai Stock Exchange;

Exhibit 99.1
This change in equity constitutes a reduction of shareholding and passive dilution, and the transfer will not result in a change of ACM Shanghai’s controlling shareholder or actual controller.
Following this change in equity, the total shareholding percentage of the Transferor, ACMR US, and its parties acting in concert with it will decrease from 74.84% to 73.72%, with the change in equity interest held by them in ACM Shanghai reaching an integer multiple of 1%.

I. Details on the Transferor
(I) Basic Information of the Transferor
As of January 30, 2026, the number of shares held by the Transferor and its shareholding percentage in ACM Shanghai are as follows:

S.N.	Name of Shareholder	Number of Shares Held (shares)	Percentage of Total Share Capital
1	ACMR US	357,692,308	74.49%
Note: The above shareholding percentage is calculated based on ACM Shanghai’s total share capital of 480,164,789 shares as of January 30, 2026.
The Transferor, ACMR US, in the Inquiry-Based Transfer is the controlling shareholder of ACM Shanghai, and a company controlled by HUI WANG, the actual controller and Chairman of ACM Shanghai, and the Transferor in the Inquiry-Based Transfer is a party acting in concert with HUI WANG and Jian Wang, a Director and General Manager of ACM Shanghai, and the concert parties collectively hold more than 5% of the total share capital of ACM Shanghai.
(II) Explanation on the Acting-in-Concert Relationship of the Transferor and Specific Circumstances
The Transferor, ACMR US, in the Inquiry-Based Transfer is acting in concert with HUI WANG, the actual controller and Chairman of ACM Shanghai, and Jian Wang, a Director and General Manager of ACM Shanghai.
(III) Specific Details on the Transfer

Exhibit 99.1

S.N.	Name of Shareholder	Number of Shares Held (shares)	Shareholding Percentage	Number of Shares Intended to be Transferred (shares)	Number of Shares Actually Transferred (shares)	Number of Shares Actually Transferred as a Percentage of Total Share Capital	Shareholding Persentage After Transfer
1	ACMR US	357,692,308	74.49%	4,801,648	4,801,648	1.00%	73.49%
	Total	357,692,308	74.49%	4,801,648	4,801,648	1.00%	73.49%

(IV) Reasons for the Transferor’s Failure to Transfer and Its Impact
□ Applicable √ Not applicable
II. Details on the Changes in Equity of the Transferor
√ Applicable □ Not applicable
(I) ACMR US and Its Acting-in-Concert Parties
From November 4, 2025 to November 20, 2025, HUI WANG, ACM Shanghai’s actual controller and Chairman, reduced his shareholding in ACM Shanghai by a total of 199,794 shares through centralized bidding transactions, representing 0.04% of ACM Shanghai’s total share capital at that time; and from November 5, 2025 to November 21, 2025, Jian Wang, a Director, General Manager, and core technician of ACM Shanghai, who is a party acting in concert, reduced his shareholding in ACM Shanghai by a total of 148,104 shares through centralized bidding transactions, representing 0.03% of ACM Shanghai’s total share capital at that time. For more details thereon, please refer to ACM Shanghai’s Announcement on Results of Shareholding Reduction by Actual Controller and Parties Acting in Concert, Certain Directors and Senior Management (Announcement No. 2025-087) dated November 22, 2025.
On November 7, 2025, after the completion of share registration for the first batch of vested shares under the first vesting period of the reserved grant portion of

Exhibit 99.1
ACM Shanghai’s 2023 Restricted Stock Incentive Plan, ACM Shanghai’s total share capital increased from 479,892,514 shares to 480,164,789 shares, resulting in that the shareholding percentages of ACMR US and its acting-in-concert parties, HUI WANG and Jian Wang, in ACM Shanghai was passively diluted accordingly.
On February 6, 2026, ACMR US reduced its shareholding in ACM Shanghai by 4,801,648 through the Inquiry-Based Transfer, representing 1.00% of ACM Shanghai’s total share capital.
Following this change in equity, the aggregate shareholding percentage of ACMR US and its acting-in-concert parties in ACM Shanghai will decrease from 74.84% to 73.72%. This change in equity will not result in a change in ACM Shanghai’s controlling shareholder or actual controller.
The Transferor, ACMR US, in the Inquiry-Based Transfer, is acting in concert with HUI WANG, ACM Shanghai’s actual controller and Chairman, and Jian Wang, a Director and General Manager of ACM Shanghai.
In summary, the aggregate shareholding percentage of ACMR US and its parties acting in concert decreased from 74.84% to 73.72%, with the change in equity interests held in ACM Shanghai reaching an integer multiple of 1%.
1. Basic Information

Basic Information on ACM US	Name	ACM RESEARCH, INC.
	Address	c/o Corporation Service Company,251 Little Falls Drive, County of New Castle, Wilmington, Delaware 19808
	Date of Change in Equity	February 6, 2026
Basic Information on HUI WANG	Name	HUI WANG
	Address	Buildings 5, 6, 7, 8, Lane 999, Dangui Road, China (Shanghai) Pilot Free Trade Zone
	Date of Change in Equity	November 20, 2025
Basic Information on Jian Wang	Name	Jian Wang
	Address	Buildings 5, 6, 7, 8, Lane 999, Dangui Road, China (Shanghai) Pilot Free Trade Zone
	Date of Change in Equity	November 21, 2025

2. Specific Details on this Change in Equity

Exhibit 99.1

Name of Shareholder	Method of Change	Date of Change	Type of Equity	Number of Shares Reduced (shares)	Percentage of Percentage Reduction
ACMR US	Others	November 7, 2025	RMB Ordinary Shares	0	0.04%
	Inquiry-Based Transfer	February 5, 2026	RMB Ordinary Shares	4,801,648	1.00%
	Total	-	-	4,801,648	1.04%
HUI WANG	Centralized Bidding	November 4–20, 2025	RMB Ordinary Shares	199,794	0.04%
	Others	November 7, 2025	RMB Ordinary Shares	0	0.00%
	Total	-	-	199,794	0.04%
Jian Wang	Centralized Bidding	November 5–21, 2025	RMB Ordinary Shares	148,104	0.03%
	Others	November 7, 2025	RMB Ordinary Shares	0	0.00%
	Total	-	-	148,104	0.03%
Notes: (1) “Others” in the Method of Change refers to the increase in ACM Shanghai’s total share capital and the passive dilution of the shareholding percentage of ACMR US and its acting-in-concert parties, HUI WANG and Jian Wang, due to the completion of share registration for the first batch of vested shares under the first vesting period of the reserved grant portion of ACM Shanghai’s 2023 Restricted Stock Incentive Plan.
(2) The “Percentage of Shareholding Reduction” is calculated based on ACM Shanghai’s total share capital at the time of the occurrence of the change in equity, and minor discrepancies may result from rounding off.
3. Changes in Equity Owned by the Investor and Its Acting-in-Concert Parties in ACM Shanghai before and after this Change in Equity

Name of Shareholder	Nature of Shares	Shares Held before this Transfer		Shares Held after this Transfer
		Number of Shares (shares)	Percentage of Total Share Capital	Number of Shares (shares)	Percentage of Total Share Capital
ACMR US	Total Shares Held	357,692,308	74.54%	352,890,660	73.49%
	in which: unrestricted shares	357,692,308	74.54%	352,890,660	73.49%
HUI WANG	Total Shares Held	850,962	0.18%	651,168	0.14%
	in which: unrestricted shares	312,500	0.07%	112,706	0.02%

Exhibit 99.1

Jian Wang	Total Shares Held	592,755	0.12%	444,651	0.09%
	in which: unrestricted shares	294,293	0.06%	146,189	0.03%
Total	Total Shares Held	359,136,025	74.84%	353,986,479	73.72%
	in which: unrestricted shares	358,299,101	74.66%	353,149,555	73.55%
Note: The term “before this Transfer” refers to the period before this change in equity, specifically after the completion of registration for the new shares issued by ACM Shanghai to specific investors for the year of 2024 on September 26, 2025; and the term “after this Transfer” refers to the period after this change in equity, specifically after the completion of this Inquiry-Based Transfer.
III. Details on the Transferees
(I) Information on the Transfer

S.N.	Name of Transferee	Type of Investor	Number of Shares Actually Transferred (shares)	Number of Shares Transferred as a Percentage of Total Share Capital	Lock-up Period (months)
1	China Asset Management Co., Ltd.	Fund Management Company	1,370,000	0.29%	6 months
2	Nuode Fund Management Co., Ltd.	Fund Management Company	735,500	0.15%	6 months
3	Guotai Fund Management Co., Ltd.	Fund Management Company	415,148	0.09%	6 months
4	Caitong Fund Management Co., Ltd.	Fund Management Company	330,500	0.07%	6 months
5	Huian Fund Management Co., Ltd.	Fund Management Company	288,000	0.06%	6 months
6	UBS AG	Qualified Foreign Institutional Investor (QFII)	249,000	0.05%	6 months
7	Shenwan Hongyuan Securities Co., Ltd.	Securities Company	180,000	0.04%	6 months
8	E Fund Management Co., Ltd.	Fund Management Company	161,000	0.03%	6 months
9	Shanghai Zhinan Xingyuan Private Fund Management Co., Ltd.	Private Fund Manager	100,000	0.02%	6 months

Exhibit 99.1

10	Shangrong Capital Management Co., Ltd.	Private Fund Manager	80,000	0.02%	6 months
11	Morgan Stanley International Holdings Inc.	Qualified Foreign Institutional Investor (QFII)	74,000	0.02%	6 months
12	Shenzhen Commander Capital Management Co., Ltd.	Private Equity Fund Manager	65,000	0.01%	6 months
13	J.P. Morgan Securities plc	Qualified Foreign Institutional Investor (QFII)	62,000	0.01%	6 months
14	Sichuan Development Securities Investment Fund Management Co., Ltd.	Private Fund Manager	62,000	0.01%	6 months
15	Yuhui Capital Management (Beijing) Co., Ltd.	Private Fund Manager	62,000	0.01%	6 months
16	Shanghai Jinde Private Fund Management Co., Ltd.	Private Fund Manager	62,000	0.01%	6 months
17	Qingdao Luxiu Investment Management Co., Ltd.	Private Fund Manager	60,000	0.01%	6 months
18	Guolian Securities Asset Management Co., Ltd.	Securities Company	52,000	0.01%	6 months
19	Bodao Fund Management Co., Ltd.	Fund Management Company	52,000	0.01%	6 months
20	Yuekai Innovation Investment Co., Ltd.	Private Fund Manager	31,500	0.01%	6 months
21	Huatai-PineBridge Fund Management Co., Ltd.	Fund Management Company	31,000	0.01%	6 months
22	Shenzhen Junzi Qianqian Private Securities Investment Fund Management Co., Ltd.	Private Fund Manager	31,000	0.01%	6 months

Exhibit 99.1

23	Zhejiang Ruijiu Equity Investment Co., Ltd.	Private Fund Manager	31,000	0.01%	6 months
24	Shanghai Muxin Private Fund Management Co., Ltd.	Private Fund Manager	31,000	0.01%	6 months
25	Shanghai Chengzhou Investment Management Co., Ltd.	Private Fund Manager	31,000	0.01%	6 months
26	Guohai Securities Co., Ltd.	Securities Company	31,000	0.01%	6 months
27	Shanghai Kunyang Private Fund Management Co., Ltd.	Private Fund Manager	31,000	0.01%	6 months
28	Ningbo Ningju Asset Management Center (Limited Partnership)	Private Fund Manager	31,000	0.01%	6 months
29	“Hangzhou Zhongda Junyue Investment Co., Ltd.	Private Fund Manager	31,000	0.01%	6 months
30	“Zhijian (Shaoxing Keqiao) Private Fund Management Co., Ltd.	Private Fund Manager	31,000	0.01%	6 months
Total			4,801,648	1.00%
Note: Any discrepancies in mantissa between the total value and the sum of individual values in the table above are caused by rounding off.
(II) Inquiry Process of the Inquiry-Based Transfer
The Transferor and Guotai Haitong Securities Co., Ltd. (hereinafter referred to as the “Organizing Securities Company”) have jointly determined the floor price for the Inquiry-Based Transfer through consultation, taking into account factors such as the shareholder’s own capital needs, and the floor price for the Inquiry-Based Transfer shall not be lower than 70% of the average trading price of ACM Shanghai’s shares over the 20 trading days preceding the date of issuance of the Subscription Invitation Letter (i.e., January 30, 2026, inclusive) (the average trading price of the shares over the 20 trading days preceding the date of issuance of the Subscription Invitation Letter = total value of shares traded over the 20 trading days preceding the date of issuance

Exhibit 99.1
of the Subscription Invitation Letter / total volume of shares traded over the 20 trading days preceding the date of issuance of the Subscription Invitation Letter).
The Subscription Invitation Letter for the Inquiry-Based Transfer has been delivered to 274 institutional investors in total, specifically including: 73 fund management companies, 57 securities companies, 28 insurance companies, 11 qualified foreign investors, 99 private fund managers, 3 bank wealth management institutions,2 trust companies, and 1 futures company.
Within the valid application period set forth in the Subscription Invitation Letter, i.e., from 7:15:00 to 9:15:59 on February 2, 2026, the Organizing Broker received a total of 46 Subscription Quotation Forms from 38 institutional investors, in which, 45 quotations were valid and 1 quotation was invalid. All investors participating in the application have submitted their relevant application documents in a timely manner.
(III) Results of Inquiry
The Organizing Broker received a total of 46 Subscription Quotation Forms from 38 institutional investors, in which, 45 quotations were valid. Pursuant to the pricing principles set forth in the Subscription Invitation Letter, shares were ultimately allocated to 30 investors, and the finally confirmed price for the Inquiry-Based Transfer was RMB 160.00 per share, with a total of 4,801,648 shares being transferred.
(IV) Whether the Transfer will Results in a Change of Control of ACM Shanghai
□ Applicable √ Not applicable
(V) Failure of the Transferees to Subscribe for Shares
□ Applicable √ Not applicable
IV. Details on the Changes in Equity of the Transferees
□ Applicable √ Not applicable
V. Verification Process and Opinion of the Intermediary Institution

Exhibit 99.1
Guotai Haitong Securities Co., Ltd. has conducted prudent verification of the Transferor, transferees, qualifications of inquiry participants to subscribe for shares, and the scope of distributing the Subscription Invitation Letter for the Inquiry-Based Transfer, etc., and it is of the opinion that:
The process of the Inquiry-Based Transfer complies with the principles of fairness and impartiality, and is in accordance with the prevailing regulatory requirements in the securities market. The final price for the share transfer was determined through the inquiry-based method. The entire Inquiry-Based Transfer process is in compliance with the relevant provisions of the Company Law of the People’s Republic of China, the Securities Law of the People’s Republic of China, the Implementation Opinions on Establishing the STAR Market and Piloting Registration System in Shanghai Stock Exchange, the Measures for Continuous Supervision on Companies Listed on the STAR Market (for Trial Implementation), the Rules Governing the Listing of Stocks on the STAR Market of the Shanghai Stock Exchange (Revised April 2025), and the Guidelines No. 4 of the Shanghai Stock Exchange for Self-Regulation of Listed Companies on the STAR Market —Inquiry-Based Transfer and Placement (Revised March 2025), and other laws and regulations, departmental rules and normative documents.
VI. Attachment to Online Announcement
Verification Report of Guotai Haitong Securities Co., Ltd. on the Inquiry-Based Transfer of Shares by Shareholders of ACM Research (Shanghai), Inc. to Specific Institutional Investors

This Announcement is hereby issued.

ACM Research (Shanghai), Inc.
Board of Directors
February 6, 2026